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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

SALE OF SHARES AGREEMENT

BETWEEN

PYRAMID FREIGHT (PROPRIETARY) LIMITED

(a company with limited liability registered and incorporated in the British Virgin Islands and registered as an external company in accordance with the laws of the Republic of South Africa under registration number 1987/003687/10)

("THE SELLER")

and

THE TRUSTEES FOR THE TIME BEING OF THE UTi EMPOWERMENT TRUST, IN THEIR CAPACITY AS SUCH

(a trust registered in the Republic of South Africa under Master's reference number IT6457/04)

("THE PURCHASER")

IN RESPECT OF

UTi SOUTH AFRICA (PROPRIETARY) LIMITED

(a private company with limited liability registered and incorporated in accordance with the laws of the Republic of South Africa under registration number: 2004/015747/07)

("THE COMPANY")

                                                                       [LT LOGO]

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                                                                              2.

                                TABLE OF CONTENTS

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                                                                                                   PAGE
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1.    INTRODUCTION..............................................................................     3

2.    THE SALE..................................................................................     3

3.    PURCHASE PRICE AND METHOD OF PAYMENT......................................................     3

4.    RISK.....................................................................................      3

5.    DELIVERY..................................................................................     3

6.    WARRANTIES................................................................................     4

7.    BREACH....................................................................................     4

8.    CONFIDENTIALITY...........................................................................     4

9.    MISCELLANEOUS MATTERS.....................................................................     5

9.1   ADDRESSES AND NOTICES.....................................................................     5

9.2   ENTIRE CONTRACT...........................................................................     6

9.3   VARIATION, CANCELLATION AND WAIVER........................................................     6

9.4   INDULGENCES...............................................................................     6

9.5   CESSION...................................................................................     7

9.6   JURISDICTION..............................................................................     7

9.7   APPLICABLE LAW............................................................................     7

9.8   COSTS.....................................................................................     7

9.9   SEVERANCE.................................................................................     7

9.10  COUNTERPARTS..............................................................................     7
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                                                                              3.

1.    INTRODUCTION

1.1 The Seller is the registered and beneficial owner of 100 ordinary shares with a par value of R1.00 each comprising the entire issued share capital of the Company.

1.2 The Seller wishes to sell, and the Purchaser wishes to purchase 25 ordinary shares with a par value of R1.00 each comprising 25% of the entire issued share capital of the Company ("THE SALE shares"), on the terms and conditions set out below.

2.   THE SALE

     On and with effect from 1 August 2004 ("THE EFFECTIVE DATE"), the Seller sells and the Purchaser purchases the sale shares.

3.       PURCHASE PRICE AND METHOD OF PAYMENT

3.1 The total purchase price for the sale shares is R25 ("THE PURCHASE PRICE"), which shall be paid by the Purchaser to the Seller in cash, on the date of signature of this agreement by the party signing last in time ("THE COMPLETION DATE").

3.2 Payment of the purchase price shall be made by direct bank transfer to the bank account in South Africa notified by the Seller to the Purchaser in writing at least one day before the completion date, free of set-off, deduction or counterclaim.

4.   RISK

     The risk in, and benefit of the sale shares shall be deemed to have passed from the Seller to the Purchaser on the effective date.

5.   DELIVERY

5.1 On the completion date a representative of the Seller and a representative of the Purchaser shall meet at the offices of the Seller in order to complete the transaction in the manner set out below.

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                                                                              4.

5.2 On the completion date the Seller shall deliver or make available to the Purchaser -

5.2.1 the share certificate(s) in respect of the sale shares, accompanied by a share transfer form(s) signed and dated that date by the Seller; and

5.2.2 certified copies of such shareholder's and/or directors' resolutions, and such other documents, as may be necessary to sanction the sale and transfer of the sale shares.

6.   WARRANTIES

     The Seller gives no warranties of any nature to the Purchaser in respect of the sale shares, which are sold voetstoots.

7.   BREACH

7.1 If a party commits a breach of the provisions of this agreement and fails to remedy that breach within 14 days after receipt of written notice from the other party requiring it to do so, the other party will be entitled to enforce all such rights as that party may have at common law in respect of the breach.

7.2 Notwithstanding the provisions of clause 7.1, if any breach is one which is not reasonably capable of being remedied within the period of 14 days, the party in default shall be allowed such additional period as is reasonably required to enable it to do so.

8.   CONFIDENTIALITY

8.1 The parties to this agreement acknowledge that they wish to retain strict confidentiality regarding the contents of this agreement.

8.2 Each party therefore undertakes to the other party to treat all negotiations, the content and subject of this agreement, and any other matters relating to this agreement, in strict confidence and not to disclose any provisions of this agreement to any third party or make any public announcements regarding this agreement without the prior written consent of the other party, except where it is necessary to do so:

8.2.1        to enforce the provisions of this agreement;

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                                                                              5.

8.2.2 to comply with statutory obligations or with the requirements of a competent government authority or registered stock exchange.

8.3 The obligation to maintain confidentiality shall not apply to information which was in the public domain prior to its disclosure by a party to this agreement.

9.   MISCELLANEOUS MATTERS

9.1      ADDRESSES AND NOTICES

9.1.1 For the purposes of this agreement, including the giving of notices and the serving of legal process, the parties choose domicilium citandi et executandi ("DOMICILIUM") at -

9.1.1.1       in the case of the Seller :

9.1.1.2           address                    :   2 Protea Road (cnr North Reef
                                                 Road)
                                                 Bedfordview
                                                 2007

                  telefax no                 :   011 457 2606

                  marked for the attention of:   Mr Tiger Wessels;

9.1.1.3       in the case of the Purchaser:

                  address                    :   2 Protea Road (cnr North Reef
                                                 Road)
                                                 Bedfordview
                                                 2007

                  telefax no                 :   011 457 2606

                  marked for the attention of:   The Trustees for the time being
                                                 of the UTi Empowerment Trust.

9.1.2 A party may at any time change that party's domicilium by notice in writing to another address, provided that the new domicilium consists of, or includes, a physical address at which process can be served.

9.1.3        Any notice given in connection with this agreement shall -

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                                                                              6.

9.1.3.1       be delivered by hand; or

9.1.3.2       be sent by prepaid registered post; or

9.1.3.3 be sent by telefax (if the domicilium includes a telefax number) to the domicilium chosen by the party concerned.

9.1.4 A notice given as set out above shall be deemed to have been duly given -

9.1.4.1       if delivered, on the date of delivery; or

9.1.4.2       if sent by post, 14 days after posting; or

9.1.4.3 if sent by telefax, on the business day that the telefax is transmitted, except that any telefax transmitted after 16h30 shall be deemed to have been received on the following business day.

9.2      ENTIRE CONTRACT

         This agreement constitutes the entire contract between the parties with regard to the matters dealt with in this agreement and no representation, terms, conditions or warranties not contained in this agreement shall be binding on the parties.

9.3      VARIATION, CANCELLATION AND WAIVER

         No agreement varying, adding to, deleting from or cancelling this agreement, shall be effective unless reduced to writing and signed by or on behalf of the parties.

9.4      INDULGENCES

         No indulgence granted by a party shall constitute a waiver of any of that party's rights under this agreement; accordingly, that party shall not be precluded, as a consequence of having granted such indulgence, from exercising any rights against the other party which may have arisen in the past or which may arise in the future.

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                                                                              7.

9.5      CESSION

         A party may not cede that party's rights or delegate that party's obligations under this agreement without the prior written consent of the other party.

9.6      JURISDICTION

         The parties submit to the non-exclusive jurisdiction of the High Court of South Africa (Transvaal Provincial Division) in respect of any matter arising from or in connection with this agreement, its implementation or termination.

9.7      APPLICABLE LAW

         This agreement shall be interpreted and implemented in accordance with the laws of the Republic of South Africa.

9.8      COSTS

9.8.1 The Seller shall be liable for the legal costs of and incidental to the negotiation, preparation and implementation of this agreement including all attendances and the payment of stamp duty on the transfer of the shares.

9.8.2 A party in breach shall be liable for any costs, including attorney and client costs and collection commission, incurred by the other party arising out of or in connection with any breach by the defaulting party of any of the provisions of this agreement.

9.9  SEVERANCE

     If any provision or warranty contained in this agreement is rendered void, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or warranties shall not in any way be affected or impaired.

9.10 COUNTERPARTS

     This agreement may be executed in any number of counterparts by the parties to this agreement and once each party to this agreement has signed a counterpart, each such counterpart shall be considered an original and all

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                                                                              8.

     such counterparts shall constitute one and the same instrument. Any such counterpart may be a facsimile transmission copy thereof.

Signed at Bedfordview on            6, December                  2004.

WITNESS FOR AND ON BEHALF OF PYRAMID FREIGHT (PROPRIETARY) LIMITED, DULY AUTHORISED THERETO

/s/ Damian McCann                   /s/ Matthys J. Wessels
.............................        ...........................................

Signed at Illovo      on            6, December                  2004.

WITNESS THE TRUSTEES FOR THE TIME BEING OF THE UTi EMPOWERMENT TRUST, DULY AUTHORISED

/s/ Lindi Marais                    /s/ Mangiliso Mpshali
.............................        ............................................